UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2015

Commission File Number: 000-53462

TIERRA GRANDE RESOURCES INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-054-3851
(IRS Employer Identification Number)

33 Richardson Street, Level 1
West Perth, Western Australia 6005
Australia
(Address of principal executive offices)

+61 8 9384 6835
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 9, 2015, we filed a Consent Solicitation Statement with the US Securities and Exchange Commission in connection with obtaining consent from a majority of our shareholders for the following actions: (i) the increase in our authorized capital to 750,000,000 shares of common stock and (ii) the waiver of the annual meeting of shareholders for the fiscal year ending May 31, 2015.

We mailed the Consent Solicitation Statement to shareholders on January 12, 2015. On January 20, 2015, we obtained approval from 58.2% of our shareholders with respect to each of the above actions.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures set forth in Item 5.02 above are incorporated by reference in this Item 5.07.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2015	TIERRA GRANDE RESOURCES INC.

By:/s/ Andrew Gasmier
Andrew Gasmier
President